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EXHIBIT 32.2

                               SHOPKO STORES, INC.

                   CERTIFICATION OF PERIODIC FINANCIAL REPORT
                       PURSUANT TO 18 U.S.C. SECTION 1350

         Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of ShopKo Stores, Inc. (the "Company") certifies that, to his knowledge, the Annual Report on Form 10-K of the Company for the fiscal year ended January 31, 2004 fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 9, 2004

                                                        SHOPKO STORES, INC.

                                                         /s/ Brian W. Bender
                                                     ---------------------------
                                                         Brian W. Bender
                                                         Senior Vice President,
                                                         Chief Financial Officer

         This certification accompanies this Annual Report on Form 10-K pursuant to Section 906 of the Sarbanes - Oxley Act of 2002 and shall not be deemed filed by the Company for purposes of the Securities Exchange Act of 1934.

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